                           BNY HAMILTON FUNDS, INC.

                       Supplement dated November 2, 2007
  To BNY Hamilton Fixed Income Funds Prospectus--Class A and Investor Shares,
                                      and
            To BNY Hamilton Funds Prospectus--Institutional Shares,
                           each dated April 30, 2007

   Effective November 1, 2007, the following changes are hereby made to the Prospectuses referenced above:

   In the Principal Investment Strategies section for the Core Bond Fund, Intermediate Government Fund, Intermediate New York Tax-Exempt Fund and Intermediate Tax-Exempt Fund, the sentence which reads "Under normal market conditions, the Fund maintains a dollar-weighted average portfolio maturity between three years and ten years" shall be replaced by the following: "Under normal market conditions, the Fund maintains a dollar-weighted average effective portfolio maturity between three years and ten years."

   The paragraph entitled "BNY Hamilton Core Bond Fund" in the section entitled "Portfolio Managers" is revised as follows:

      BNY Hamilton Core Bond Fund is managed by John Flahive, CFA, who is the director of fixed income in the Private Wealth Management Group of Mellon Asset Management ("Mellon"). He has managed the Fund since November 1, 2007 and is responsible for all fixed income management within the Private Wealth Management Group. He has over 20 years of investment experience and has been a senior portfolio manager with Mellon since 1994. Prior to joining Mellon, he was a senior portfolio manager and vice president with Neuberger Berman Asset Management Inc., and a vice president and associate portfolio manager with T. Rowe Price Associates Inc.

   The paragraph entitled "BNY Hamilton Intermediate Government Fund" in the section entitled "Portfolio Managers" is revised as follows:

      BNY Hamilton Intermediate Government Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

   The paragraph entitled "BNY Hamilton Intermediate New York Tax-Exempt Fund" in the section entitled "Portfolio Managers" is revised as follows:

      BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by
   Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

   The paragraph entitled "BNY Hamilton Intermediate Tax-Exempt Fund" in the section entitled "Portfolio Managers" is revised as follows:

      BNY Hamilton Intermediate Tax-Exempt Fund is managed by Mr. Flahive. He has managed the Fund since November 1, 2007. Biographical information for Mr. Flahive is set forth above under BNY Hamilton Core Bond Fund.

   The paragraph entitled "BNY Hamilton U.S. Bond Market Index Fund" in the section entitled "Portfolio Managers" is revised as follows:

      BNY Hamilton U.S. Bond Market Index Fund is managed by Nancy Rogers, who is a Senior Portfolio Manager for Index Strategies at Standish Mellon Asset Management ("SMAM"). She has managed the Fund since November 1, 2007 and is responsible for managing and trading several large bond index portfolios, including separate, commingled, and mutual fund accounts. She joined SMAM in 1987 and has over 20 years experience in bond indexing and has managed aggregate, government, credit, and custom indices.

                           BNY HAMILTON FUNDS, INC.

                       Supplement dated November 2, 2007
      to Statement of Additional Information ("SAI") dated April 30, 2007

   Effective November 1, 2007, references to Patrick K. Byrne, William D. Baird, Colleen M. Frey, and Jeffrey B. Noss are hereby deleted from the SAI. These references appear in the section entitled "Portfolio Managers." Such references are hereby replaced with the following information in the specified subsections:

Other Accounts Managed and Ownership of Fund Securities

   The following table sets forth information regarding other accounts managed by the portfolio managers of the Funds as of September 30, 2007.

                                                                                   Accounts with respect to
                                                                                   which the advisory fee is
                                                                                   based on the performance
                                                  Other Accounts Managed                of the account
-                                        ----------------------------------------- ------------------------
                                                         Number of   Total Assets   Number of   Total Assets
                                         Category of     Accounts    in Accounts    Accounts    in Accounts
Name of Fund Manager and Fund(s) Managed Account        in Category  in Category   in Category  in Category
---------------------------------------- -------------- ----------- -------------- -----------  ------------
    John Flahive                         Registered         12       $ 5.5 billion      0            $0
      Core Bond Fund,                    investment
      Intermediate Government Fund,      companies
      Intermediate New York Tax-         Other pooled        0            $0            0            $0
      Exempt Fund,                       investment
      Intermediate Tax-Exempt Fund       vehicles
                                         Other accounts      0            $0            0            $0

    Nancy Rogers,                        Registered          5      $813.3 million      0            $0
      U.S. Bond Market Index Fund        investment
                                         companies
                                         Other pooled        5      $916.8 million      0            $0
                                         investment
                                         vehicles
                                         Other accounts     17       $ 4.3 billion      0            $0

   The following table sets forth the dollar range of each portfolio manager's beneficial share ownership in the Funds, as of September 30, 2007:

                                                                Dollar Range of Shares
Name of Portfolio Manager          Name of Fund Owned             Owned in the Fund
------------------------- ------------------------------------- ----------------------
      John Flahive        Core Bond Fund                                 None
                          Intermediate Government Fund                   None
                          Intermediate New York Tax-Exempt Fund          None
                          Intermediate Tax-Exempt Fund                   None

      Nancy Rogers        U.S. Bond Market Index Fund                    None

Compensation

   As of November 1, 2007, compensation for portfolio managers who are employed by the following entities is determined as described below:

   Mellon Asset Management--Private Wealth Management Group. For John Flahive, a portfolio manager within Mellon Asset Management's ("Mellon's") Private Wealth Management Group, compensation is

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

comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon affiliated firms. The portfolio managers are compensated by Mellon Bank or its affiliates and not by the Funds.

   The incentive compensation plan is comprised of three components:
(1) portfolio performance (approximately 70%), (2) individual qualitative performance (approximately 25%) and (3) the overall performance of Mellon's Private Wealth Management group (approximately 5%). Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. The one- and three-year performance in each category is weighted at 35% and 65%, respectively. Assets are weighted according to a matrix based on the participant's job function. Individual qualitative performance measures contributions the participant makes to either Mellon's Equity Management or Fixed Income Management group, account manager/client communications and Mellon's Private Wealth Management group. Senior management may consider additional factors at its discretion.

   Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of Mellon's Private Wealth Management group. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards and the remaining 20% is held in reserve until the end of the performance period (3 years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of Mellon's Private Wealth Management group are not eligible to receive stock options.

   Investment professionals, including portfolio managers, may be selected to participate in Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

   Standish Mellon Asset Management ("SMAM"). For employees of SMAM, such as Nancy Rogers, portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan. The portfolio managers are compensated by SMAM and not by the Fund. Portfolio managers are eligible to join the BNY Mellon deferred compensation program, and the BNY Mellon defined contribution pension plan, pursuant to which employer contributions are invested in BNY Mellon common stock.

   Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance compared to that of appropriate peer groups. Other factors considered are individual qualitative performance, asset size and revenue growth of the product managed by the portfolio manager.

   Under the long-term incentive plan, restricted BNY Mellon stock and phantom SMAM stock is awarded based on the discretion of management based on individual performance and contributions to the BNY Mellon organization.

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